The	Supplementary	December 31, 2005
Chubb	Investor
Corporation	Information

This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION
Beginning with the first quarter of 2005, the reporting format for property and casualty underwriting results by line of business has been changed to more closely reflect the way the business is now managed. The new reporting format provides additional clarity in that all Professional Liability business is now reported in one line within Chubb Specialty Insurance, all commercial business is now reported in Chubb Commercial Insurance and Reinsurance Assumed (Chubb Re) is now reported as a separate business unit. For additional information, see the first quarter 2005 earnings release.
Property and casualty underwriting results for the fourth quarter of 2004 and the twelve months ended December 31, 2004 presented herein have been reclassified to conform to the new reporting format.

THE CHUBB CORPORATION
SUPPLEMENTARY INVESTOR INFORMATION
TABLE OF CONTENTS
DECEMBER 31, 2005

Page
The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Share Repurchase Activity	2

Summary of Invested Assets:
Corporate	3
Property and Casualty	3

Investment Income After Taxes:
Corporate	4
Property and Casualty	4

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	4
Change in Net Unpaid Losses	5
Underwriting Results — Year-To-Date	6-10
Underwriting Results — Quarterly	11-15

Definitions of Key Terms	16

CONSOLIDATED BALANCE SHEET HIGHLIGHTS
AS OF DECEMBER 31

	2005	2004
	(in millions)
Invested Assets (at carrying value)
Short Term Investments	$1,898.5	$1,307.5
Fixed Maturities
Tax Exempt	15,954.1	14,388.5
Taxable	14,568.4	13,620.8
Equity Securities	2,212.4	1,841.3

Total Invested Assets	$34,633.4	$31,158.1

Unrealized Appreciation of Fixed Maturities Carried at Amortized Cost	$11.2	$21.1

Capitalization
Long Term Debt	$2,467.3	$2,813.7
Shareholders’ Equity	12,407.0	10,126.4

Total Capitalization	$14,874.3	$12,940.1

DEBT AS A PERCENTAGE OF TOTAL CAPITALIZATION	16.6%	21.7%

Actual Common Shares Outstanding	209.0	192.7

Book Value Per Common Share	$59.36	$52.55

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$58.26	$49.83

THE CHUBB CORPORATION
SHARE REPURCHASE ACTIVITY
QUARTER AND TWELVE MONTHS ENDED DECEMBER 31, 2005
(dollars in millions, except per share amounts)

Cost of Shares Repurchased	$134.9
Average Cost Per Share	$96.81
Shares Repurchased	1,393,900
In December 2005, the Board of Directors authorized the repurchase of up to 14,000,000 shares of the Corporation’s common stock. The authorization has no expiration date. This authorization replaces an existing authorization approved by the Board in July 1998 to purchase up to 12,500,000 shares, of which 3,287,100 shares had remained available for repurchase. As of December 31, 2005, 12,606,100 shares remained under the current share repurchase authorization.

THE CHUBB CORPORATION
SUMMARY OF INVESTED ASSETS
AS OF DECEMBER 31
CORPORATE

	Cost or		Market		Carrying
	Amortized Cost		Value		Value
	2005	2004	2005	2004	2005	2004
	(in millions)
Short Term Investments	$928.4	$219.8	$928.4	$219.8	$928.4	$219.8
Taxable Fixed Maturities	1,356.0	1,098.5	1,338.2	1,108.7	1,338.2	1,108.7
Equity Securities	4.7	4.7	8.0	7.3	8.0	7.3

TOTAL	$2,289.1	$1,323.0	$2,274.6	$1,335.8	$2,274.6	$1,335.8

PROPERTY AND CASUALTY

	Cost or		Market		Carrying
	Amortized Cost		Value		Value
	2005	2004	2005	2004	2005	2004
	(in millions)
Short Term Investments	$970.1	$1,087.7	$970.1	$1,087.7	$970.1	$1,087.7
Fixed Maturities
Tax Exempt	15,653.1	13,839.8	15,965.3	14,409.6	15,954.1	14,388.5
Taxable	13,159.8	12,264.2	13,230.2	12,512.1	13,230.2	12,512.1
Common Stocks	2,031.2	1,645.7	2,148.6	1,791.3	2,148.6	1,791.3
Preferred Stocks	52.2	36.9	55.8	42.7	55.8	42.7

TOTAL	$31,866.4	$28,874.3	$32,370.0	$29,843.4	$32,358.8	$29,822.3

THE CHUBB CORPORATION
INVESTMENT INCOME AFTER TAXES

	PERIODS ENDED DECEMBER 31
	FOURTH QUARTER		TWELVE MONTHS
	2005	2004	2005	2004
	(in millions)
CORPORATE INVESTMENT INCOME	$12.0	$8.0	$41.3	$30.8

PROPERTY AND CASUALTY INVESTMENT INCOME
(Amounts are shown net of applicable income taxes)

Dividends	$9.7	$13.9	$40.3	$40.1
Taxable Interest	109.0	97.9	415.2	370.6
Tax Exempt Interest	161.0	145.3	618.0	553.4
Investment Expenses	(4.2)	(3.6)	(17.6)	(14.8)

TOTAL	$275.5	$253.5	$1,055.9	$949.3

Effective Tax Rate	19.8%	19.9%	19.7%	19.8%

After Tax Annualized Yield	3.47%	3.56%	3.45%	3.55%
         After tax annualized yield is based on the average invested assets for the periods presented with fixed maturities at amortized cost and equity securities at market value.
PROPERTY AND CASUALTY STATUTORY POLICYHOLDERS’ SURPLUS
AS OF DECEMBER 31

	2005	2004	2003
	(in millions)
Estimated Statutory Policyholders’ Surplus	$8,900	$7,848	$6,368
Rolling Year Statutory Net Premiums Written	12,244	12,005	11,071
Ratio of Statutory Net Premiums Written to Estimated Policyholders’ Surplus	1.38:1	1.53:1	1.74:1
Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION
PROPERTY AND CASUALTY
CHANGE IN NET UNPAID LOSSES
TWELVE MONTHS ENDED DECEMBER 31, 2005

	Net Unpaid Losses				All Other
				IBNR	Unpaid Losses
			Increase	Increase	Increase
	12/31/05	12/31/04	(Decrease)	(Decrease)	(Decrease)
			(in millions)
Personal Insurance
Automobile	$418.0	$378.4	$39.6	$19.6	$20.0
Homeowners	696.5	679.6	16.9	4.8	12.1
Other	580.0	521.3	58.7	26.9	31.8

Total Personal	1,694.5	1,579.3	115.2	51.3	63.9

Commercial Insurance
Multiple Peril	1,596.0	1,469.8	126.2	67.9	58.3
Casualty	4,837.1	4,405.9	431.2	324.5	106.7
Workers’ Compensation	1,551.1	1,311.2	239.9	210.0	29.9
Property and Marine	755.1	617.3	137.8	(10.3)	148.1

Total Commercial	8,739.3	7,804.2	935.1	592.1	343.0

Specialty Insurance
Professional Liability	6,776.6	6,188.2	588.4	618.7	(30.3)
Surety	46.3	88.2	(41.9)	.4	(42.3)

Total Specialty	6,822.9	6,276.4	546.5	619.1	(72.6)

Total Insurance	17,256.7	15,659.9	1,596.8	1,262.5	334.3
Reinsurance Assumed	1,455.8	1,148.8	307.0	247.7	59.3

Total	$18,712.5	$16,808.7	$1,903.8	$1,510.2	$393.6

The net unpaid losses as of December 31, 2004 include certain reclassifications to conform with the 2005 presentation. The total net unpaid losses is not affected.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2005 AND 2004
(MILLIONS OF DOLLARS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2005	2004	2005	2004	2005	2004	2005	2004
Net Premiums Written	$644.5	$629.1	$2,104.4	$1,950.9	$557.6	$535.5	$3,306.5	$3,115.5
Increase (Decrease) in Unearned Premiums	9.1	21.5	74.2	85.3	6.2	11.7	89.5	118.5

Net Premiums Earned	635.4	607.6	2,030.2	1,865.6	551.4	523.8	3,217.0	2,997.0

Net Losses Paid	397.7	368.2	1,002.3	1,004.4	306.7	280.0	1,706.7	1,652.6
Increase (Decrease) in Outstanding Losses	39.6	35.8	16.9	86.3	58.7	55.7	115.2	177.8

Net Losses Incurred	437.3	404.0	1,019.2	1,090.7	365.4	335.7	1,821.9	1,830.4

Expenses Incurred	170.6	168.9	652.9	640.0	167.0	170.6	990.5	979.5

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$27.5	$34.7	$358.1	$134.9	$19.0	$17.5	$404.6	$187.1

Ratios After Dividends to Policyholders:

Loss	68.8%	66.5%	50.2%	58.5%	66.3%	64.1%	56.6%	61.1%
Expense	26.5	26.8	31.0	32.8	29.9	31.9	30.0	31.4

Combined	95.3%	93.3%	81.2%	91.3%	96.2%	96.0%	86.6%	92.5%

Premiums Written as a % of Total	5.2%	5.2%	17.1%	16.2%	4.5%	4.5%	26.8%	25.9%
The Property and Casualty underwriting results for 2004 reflect certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2005 AND 2004
(MILLIONS OF DOLLARS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Net Premiums Written	$1,285.8	$1,301.7	$1,754.9	$1,682.5	$929.9	$881.5	$1,059.4	$1,072.9	$5,030.0	$4,938.6
Increase (Decrease) in Unearned Premiums	(23.5)	43.6	19.8	89.1	5.9	46.4	7.5	(6.7)	9.7	172.4

Net Premiums Earned	1,309.3	1,258.1	1,735.1	1,593.4	924.0	835.1	1,051.9	1,079.6	5,020.3	4,766.2

Net Losses Paid	595.7	518.5	788.6	737.9	328.3	304.2	540.6	429.5	2,253.2	1,990.1

Increase (Decrease) in Outstanding Losses	126.2	23.9	431.2	269.6	239.9	244.8	137.8	(19.9)	935.1	518.4

Net Losses Incurred	721.9	542.4	1,219.8	1,007.5	568.2	549.0	678.4	409.6	3,188.3	2,508.5

Expenses Incurred	420.4	438.6	452.9	446.2	199.0	197.1	363.2	372.6	1,435.5	1,454.5

Dividends Incurred	—	—	—	—	20.4	25.9	—	—	20.4	25.9

Statutory Underwriting Income (Loss)	$167.0	$277.1	$62.4	$139.7	$136.4	$63.1	$10.3	$297.4	$376.1	$777.3

Ratios After Dividends to Policyholders:

Loss	55.1%	43.1%	70.3%	63.3%	62.9%	67.8%	64.5%	37.9%	63.8%	52.9%
Expense	32.7	33.7	25.8	26.5	21.9	23.1	34.3	34.8	28.6	29.6

Combined	87.8%	76.8%	96.1%	89.8%	84.8%	90.9%	98.8%	72.7%	92.4%	82.5%

Premiums Written as a % of Total	10.5%	10.8%	14.3%	14.0%	7.6%	7.3%	8.6%	8.9%	41.0%	41.0%
The Property and Casualty underwriting results for 2004 reflect certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2005 AND 2004
(MILLIONS OF DOLLARS)

	Professional				Total
	Liability		Surety		Specialty
	2005	2004	2005	2004	2005	2004
Net Premiums Written	$2,798.4	$2,654.3	$243.7	$205.8	$3,042.1	$2,860.1
Increase (Decrease) in Unearned Premiums	34.6	88.9	26.3	9.2	60.9	98.1

Net Premiums Earned	2,763.8	2,565.4	217.4	196.6	2,981.2	2,762.0

Net Losses Paid	1,566.2	1,117.7	103.6	4.6	1,669.8	1,122.3

Increase (Decrease) in Outstanding Losses	588.4	1,139.1	(41.9)	28.5	546.5	1,167.6

Net Losses Incurred	2,154.6	2,256.8	61.7	33.1	2,216.3	2,289.9

Expenses Incurred	612.3	637.2	82.5	81.1	694.8	718.3

Dividends Incurred	—	—	2.5	3.5	2.5	3.5

Statutory Underwriting Income (Loss)	$(3.1)	$(328.6)	$70.7	$78.9	$67.6	$(249.7)

Ratios After Dividends to Policyholders:

Loss	78.0%	88.0%	28.7%	17.1%	74.4%	83.0%
Expense	21.8	24.0	34.2	40.1	22.9	25.2

Combined	99.8%	112.0%	62.9%	57.2%	97.3%	108.2%

Premiums Written as a % of Total	22.8%	22.0%	2.0%	1.7%	24.8%	23.7%
The Property and Casualty underwriting results for 2004 reflect certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2005 AND 2004
(MILLIONS OF DOLLARS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2005	2004	2005	2004	2005	2004
Net Premiums Written	$11,378.6	$10,914.2	$904.0	$1,138.7	$12,282.6	$12,052.9
Increase (Decrease) in Unearned Premiums	160.1	389.0	(53.5)	28.2	106.6	417.2

Net Premiums Earned	11,218.5	10,525.2	957.5	1,110.5	12,176.0	11,635.7

Net Losses Paid	5,629.7	4,765.0	280.0	268.4	5,909.7	5,033.4
Increase (Decrease) in Outstanding Losses	1,596.8	1,863.8	307.0	423.7	1,903.8	2,287.5

Net Losses Incurred	7,226.5	6,628.8	587.0	692.1	7,813.5	7,320.9

Expenses Incurred	3,120.8	3,152.3	314.9	363.6	3,435.7	3,515.9

Dividends Incurred	22.9	29.4	—	—	22.9	29.4

Statutory Underwriting Income (Loss)	$848.3	$714.7	$55.6	$54.8	903.9	769.5

Increase in Deferred Acquisition Costs					16.7	76.6

GAAP Underwriting Income					$920.6	$846.1

Ratios After Dividends to Policyholders:

Loss	64.6%	63.1%	61.3%	62.4%	64.3%	63.1%
Expense	27.4	29.0	34.8	31.9	28.0	29.2

Combined	92.0%	92.1%	96.1%	94.3%	92.3%	92.3%

Premiums Written as a % of Total	92.6%	90.6%	7.4%	9.4%	100.0%	100.0%
The Property and Casualty underwriting results for 2004 reflect certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2005 AND 2004
(MILLIONS OF DOLLARS)

					Worldwide
	United States		Foreign		Total
	2005	2004	2005	2004	2005	2004
Net Premiums Written	$9,931.9	$9,885.4	$2,350.7	$2,167.5	$12,282.6	$12,052.9
Increase (Decrease) in Unearned Premiums	44.1	353.7	62.5	63.5	106.6	417.2

Net Premiums Earned	9,887.8	9,531.7	2,288.2	2,104.0	12,176.0	11,635.7

Net Losses Paid	4,886.2	4,481.3	1,023.5	552.1	5,909.7	5,033.4
Increase (Decrease) in Outstanding Losses	1,612.7	1,565.2	291.1	722.3	1,903.8	2,287.5

Net Losses Incurred	6,498.9	6,046.5	1,314.6	1,274.4	7,813.5	7,320.9

Expenses Incurred	2,675.3	2,795.7	760.4	720.2	3,435.7	3,515.9

Dividends Incurred	22.9	29.4	—	—	22.9	29.4

Statutory Underwriting Income (Loss)	$690.7	$660.1	$213.2	$109.4	903.9	769.5

Increase in Deferred Acquisition Costs					16.7	76.6

GAAP Underwriting Income					$920.6	$846.1

Ratios After Dividends to Policyholders:

Loss	65.9%	63.6%	57.5%	60.6%	64.3%	63.1%
Expense	27.0	28.4	32.3	33.2	28.0	29.2

Combined	92.9%	92.0%	89.8%	93.8%	92.3%	92.3%

Premiums Written as a % of Total	80.9%	82.0%	19.1%	18.0%	100.0%	100.0%
The Property and Casualty underwriting results for 2004 reflect certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED DECEMBER 31, 2005 AND 2004
(MILLIONS OF DOLLARS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2005	2004	2005	2004	2005	2004	2005	2004
Net Premiums Written	$158.5	$155.0	$520.8	$496.5	$140.5	$126.5	$819.8	$778.0
Increase (Decrease) in Unearned Premiums	(3.6)	0.6	(5.7)	11.6	2.7	(2.2)	(6.6)	10.0

Net Premiums Earned	162.1	154.4	526.5	484.9	137.8	128.7	826.4	768.0

Net Losses Paid	108.0	98.2	309.2	262.2	95.4	78.5	512.6	438.9
Increase (Decrease) in Outstanding Losses	(8.9)	2.0	(49.8)	(59.4)	13.7	11.6	(45.0)	(45.8)

Net Losses Incurred	99.1	100.2	259.4	202.8	109.1	90.1	467.6	393.1

Expenses Incurred	43.0	40.3	162.7	163.0	42.1	43.5	247.8	246.8

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$20.0	$13.9	$104.4	$119.1	$(13.4)	$(4.9)	$111.0	$128.1

Ratios After Dividends to Policyholders:

Loss	61.1%	64.9%	49.3%	41.8%	79.2%	70.0%	56.6%	51.2%
Expense	27.2	26.0	31.2	32.9	29.9	34.4	30.2	31.7

Combined	88.3%	90.9%	80.5%	74.7%	109.1%	104.4%	86.8%	82.9%

Premiums Written as a % of Total	5.1%	4.9%	16.8%	16.2%	4.5%	4.1%	26.4%	25.2%
The Property and Casualty underwriting results for 2004 reflect certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED DECEMBER 31, 2005 AND 2004
(MILLIONS OF DOLLARS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Net Premiums Written	$350.6	$335.2	$434.5	$418.4	$203.7	$199.2	$281.1	$259.3	$1,269.9	$1,212.1
Increase (Decrease) in Unearned Premiums	14.8	9.1	(3.6)	4.9	(28.7)	(17.1)	(5.9)	(16.1)	(23.4)	(19.2)

Net Premiums Earned	335.8	326.1	438.1	413.5	232.4	216.3	287.0	275.4	1,293.3	1,231.3

Net Losses Paid	180.6	136.4	237.7	152.1	80.4	71.7	184.9	97.3	683.6	457.5
Increase (Decrease) in Outstanding Losses	(4.0)	31.1	56.5	164.5	61.7	78.2	(33.0)	24.1	81.2	297.9

Net Losses Incurred	176.6	167.5	294.2	316.6	142.1	149.9	151.9	121.4	764.8	755.4

Expenses Incurred	108.2	107.2	113.0	107.8	46.8	46.0	88.1	84.0	356.1	345.0

Dividends Incurred	—	—	—	—	3.4	6.6	—	—	3.4	6.6

Statutory Underwriting Income (Loss)	$51.0	$51.4	$30.9	$(10.9)	$40.1	$13.8	$47.0	$70.0	$169.0	$124.3

Ratios After Dividends to Policyholders:

Loss	52.6%	51.3%	67.2%	76.5%	62.1%	71.5%	52.9%	44.1%	59.3%	61.7%
Expense	30.9	32.0	26.0	25.8	23.3	23.9	31.4	32.4	28.1	28.6

Combined	83.5%	83.3%	93.2%	102.3%	85.4%	95.4%	84.3%	76.5%	87.4%	90.3%

Premiums Written as a % of Total	11.3%	10.9%	14.0%	13.6%	6.6%	6.5%	9.1%	8.4%	41.0%	39.4%
The Property and Casualty underwriting results for 2004 reflect certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED DECEMBER 31, 2005 AND 2004
(MILLIONS OF DOLLARS)

	Professional				Total
	Liability		Surety		Specialty
	2005	2004	2005	2004	2005	2004
Net Premiums Written	$763.6	$734.7	$65.7	$51.0	$829.3	$785.7
Increase (Decrease) in Unearned Premiums	53.6	72.8	0.6	1.8	54.2	74.6

Net Premiums Earned	710.0	661.9	65.1	49.2	775.1	711.1

Net Losses Paid	463.7	265.8	41.7	8.8	505.4	274.6
Increase (Decrease) in Outstanding Losses	87.1	290.8	(38.3)	(16.6)	48.8	274.2

Net Losses Incurred	550.8	556.6	3.4	(7.8)	554.2	548.8

Expenses Incurred	153.0	151.9	22.3	18.3	175.3	170.2

Dividends Incurred	—	—	0.5	1.0	0.5	1.0

Statutory Underwriting Income (Loss)	$6.2	$(46.6)	$38.9	$37.7	$45.1	$(8.9)

Ratios After Dividends to Policyholders:

Loss	77.6%	84.1%	5.3%	(16.2)%	71.6%	77.3%
Expense	20.0	20.7	34.2	36.6	21.1	21.7

Combined	97.6%	104.8%	39.5%	20.4%	92.7%	99.0%

Premiums Written as a % of Total	24.7%	23.9%	2.1%	1.7%	26.8%	25.6%
The Property and Casualty underwriting results for 2004 reflect certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED DECEMBER 31, 2005 AND 2004
(MILLIONS OF DOLLARS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2005	2004	2005	2004	2005	2004
Net Premiums Written	$2,919.0	$2,775.8	$178.3	$304.4	$3,097.3	$3,080.2
Increase (Decrease) in Unearned Premiums	24.2	65.4	(6.5)	(10.3)	17.7	55.1

Net Premiums Earned	2,894.8	2,710.4	184.8	314.7	3,079.6	3,025.1

Net Losses Paid	1,701.6	1,171.0	54.5	78.9	1,756.1	1,249.9
Increase (Decrease) in Outstanding Losses	85.0	526.3	58.1	116.4	143.1	642.7

Net Losses Incurred	1,786.6	1,697.3	112.6	195.3	1,899.2	1,892.6

Expenses Incurred	779.2	762.0	72.8	95.2	852.0	857.2

Dividends Incurred	3.9	7.6	—	—	3.9	7.6

Statutory Underwriting Income (Loss)	$325.1	$243.5	$(0.6)	$24.2	324.5	267.7

Increase in Deferred Acquisition Costs					6.4	11.6

GAAP Underwriting Income					$330.9	$279.3

Ratios After Dividends to Policyholders:

Loss	61.8%	62.8%	60.9%	62.1%	61.8%	62.7%
Expense	26.7	27.5	40.9	31.2	27.5	27.9

Combined	88.5%	90.3%	101.8%	93.3%	89.3%	90.6%

Premiums Written as a % of Total	94.2%	90.2%	5.8%	9.8%	100.0%	100.0%
The Property and Casualty underwriting results for 2004 reflect certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED DECEMBER 31, 2005 AND 2004
(MILLIONS OF DOLLARS)

					Worldwide
	United States		Foreign		Total
	2005	2004	2005	2004	2005	2004
Net Premiums Written	$2,475.7	$2,509.2	$621.6	$571.0	$3,097.3	$3,080.2
Increase (Decrease) in Unearned Premiums	(22.2)	32.8	39.9	22.3	17.7	55.1

Net Premiums Earned	2,497.9	2,476.4	581.7	548.7	3,079.6	3,025.1

Net Losses Paid	1,437.1	1,226.7	319.0	23.2	1,756.1	1,249.9
Increase (Decrease) in Outstanding Losses	125.9	302.7	17.2	340.0	143.1	642.7

Net Losses Incurred	1,563.0	1,529.4	336.2	363.2	1,899.2	1,892.6

Expenses Incurred	659.1	679.7	192.9	177.5	852.0	857.2

Dividends Incurred	3.9	7.6	—	—	3.9	7.6

Statutory Underwriting Income (Loss)	$271.9	$259.7	$52.6	$8.0	324.5	267.7

Increase in Deferred Acquisition Costs					6.4	11.6

GAAP Underwriting Income					$330.9	$279.3

Ratios After Dividends to Policyholders:

Loss	62.7%	61.9%	57.8%	66.2%	61.8%	62.7%
Expense	26.7	27.2	31.0	31.1	27.5	27.9

Combined	89.4%	89.1%	88.8%	97.3%	89.3%	90.6%

Premiums Written as a % of Total	79.9%	81.5%	20.1%	18.5%	100.0%	100.0%
The Property and Casualty underwriting results for 2004 reflect certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

THE CHUBB CORPORATION
Definitions of Key Terms
Underwriting Income (Loss)
Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.
Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.
Property and Casualty Investment Income After Income Tax
Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment performance because it reflects the impact of any change in the proportion of the investment portfolio invested in tax-exempt securities and is therefore more meaningful for analysis purposes than investment income before income taxes.
Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost
Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income, the after-tax appreciation or depreciation on the Corporation’s available-for-sale fixed maturities, which are carried at market value. The appreciation or depreciation on available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.
Combined Ratio or Combined Loss and Expense Ratio
The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.